                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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[]   Definitive Information Statement

                             NATIONWIDE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is
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     previously.  Identify the previous filing by registration statement number,
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                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide Fund                 Nationwide Optimal    Nationwide Small Cap Fund
Nationwide Global Financial       Allocations Fund:   Nationwide Small Cap Core
   Services Fund                  Defensive              Fund
Nationwide Global Health        Nationwide Optimal    Nationwide Small Cap
   Sciences Fund                  Allocations Fund:      Growth Opportunities
Nationwide Global Natural         Moderate               Fund
   Resources Fund               Nationwide Optimal    Nationwide Small Cap
Nationwide Global Technology      Allocations Fund:      Leaders Fund
   and Communications Fund        Moderate Growth     Nationwide Small Cap Value
Nationwide Growth Fund          Nationwide Optimal       Fund
Nationwide Hedged Core            Allocations Fund:   Nationwide U.S. Growth
   Equity Fund                    Growth                 Leaders Fund
Nationwide Leaders Fund         Nationwide Optimal    Nationwide U.S. Growth
Nationwide Market Neutral         Allocations Fund:      Leaders Long-Short Fund
   Fund                           Specialty

October [xx], 2007

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the series  listed  above  (each,  a "Fund," and  collectively,  the
"Funds") of Nationwide Mutual Funds (the "Trust").

     Specifically,  the  Board  of  Trustees  of the  Trust  (the  "Board")  has
approved,  with respect to the Funds, the selection of Aberdeen Asset Management
Inc. ("Aberdeen") to serve as subadviser for the Funds. The change was effective on October 1, 2007.  The Trust has an exemptive  order from the U.S.  Securities and  Exchange  Commission  that  allows  certain  subadviser  changes to be made without shareholder  approval (the "Manager of Managers Order").  The Manager of
Managers Order instead requires that this Information Statement be sent to you.

     The Board  selected  Aberdeen to serve as subadviser for the Funds upon the recommendation  of Nationwide Fund Advisors ("NFA"),  the investment  adviser to the Funds. This recommendation was based on several factors, including:

o    the restructuring of NFA by Nationwide Financial Services, Inc., the parent company of NFA, to operate  primarily as a "Manager of Managers"  under the
     Manager of Managers Order,  under which NFA, rather than managing the Funds directly, will instead oversee one or more subadvisers;

o    the sale of NFA's active equity portfolio  management  business,  including all portfolio managers,  analysts,  and support personnel,  to Aberdeen, so that, the investment personnel who currently manage each Fund will continue to manage the Funds as employees of Aberdeen; and

o    the same investment strategy that has been employed for the Funds under NFA will continue to be employed by Aberdeen.

     Please read the enclosed Information Statement for additional information.

     We look forward to continuing to serve you and the Funds in the future.

                                    Sincerely,

                                    /s/ Eric E. Miller

                                    Eric E. Miller
                                    Secretary, Nationwide Mutual Funds

                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide Fund                 Nationwide Optimal    Nationwide Small Cap Fund
Nationwide Global Financial       Allocations Fund:   Nationwide Small Cap Core
   Services Fund                  Defensive              Fund
Nationwide Global Health        Nationwide Optimal    Nationwide Small Cap
   Sciences Fund                  Allocations Fund:      Growth Opportunities
Nationwide Global Natural         Moderate               Fund
   Resources Fund               Nationwide Optimal    Nationwide Small Cap
Nationwide Global Technology      Allocations Fund:      Leaders Fund
   and Communications Fund        Moderate Growth     Nationwide Small Cap Value
Nationwide Growth Fund          Nationwide Optimal       Fund
Nationwide Hedged Core            Allocations Fund:   Nationwide U.S. Growth
   Equity Fund                    Growth                 Leaders Fund
Nationwide Leaders Fund         Nationwide Optimal    Nationwide U.S. Growth
Nationwide Market Neutral         Allocations Fund:      Leaders Long-Short Fund
   Fund                           Specialty

                              INFORMATION STATEMENT

     The Board of  Trustees  (the  "Board")  of  Nationwide  Mutual  Funds  (the
"Trust") is furnishing this Information  Statement with respect to the series of the Trust listed above (each, a "Fund," and together,  the "Funds"). All persons who are entitled to give voting  instructions as a shareholder of the Funds will receive this Information  Statement.  This Information Statement will be sent to shareholders  on or about November  [xx],  2007. The Trust received an exemptive order (the "Manager of Managers  Order") from the U.S.  Securities  and Exchange
Commission  (the "SEC"),  which permits  Nationwide Fund Advisors  ("NFA"),  the
Funds' investment  adviser,  to hire new subadvisers which are unaffiliated with
NFA and to make changes to existing subadvisory  agreements with the approval of the Board, but without obtaining  shareholder  approval;  provided,  among other things,  that each  Fund  sends to its  shareholders  an  information  statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
        YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust, on behalf of the Funds, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Funds and  supervises  the Funds' daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it believes  will  provide  the Funds with high  quality investment  management services consistent with the Funds' investment objective.
NFA is responsible for the overall monitoring of the Funds' subadviser(s).

     Effective October 1, 2007,  Aberdeen Asset Management Inc.  ("Aberdeen") is
the Funds'  subadviser.  Aberdeen is  independent  of NFA,  and  discharges  its responsibilities  subject to the oversight and  supervision of NFA.  Aberdeen is paid by NFA from the fees NFA  receives  from  the  Funds.  In  accordance  with procedures  adopted by the Board,  Aberdeen  may effect  portfolio  transactions through an affiliated  broker-dealer  that  receives  brokerage  commissions  in connection therewith as permitted by applicable law.

     The purpose of this  Information  Statement  is to report the  selection of
Aberdeen, located at 1735 Market Street, 37th Floor, Philadelphia,  Pennsylvania
19103,  as  subadviser  for the  Funds.  Aberdeen  began  serving  as the Fund's subadviser on October 1, 2007,  following  action taken by the Board on June 13,
2007 to approve  Aberdeen  as the  subadviser  with  respect  to the Funds.  The decision  by the  Board to  approve  Aberdeen  as  subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise  the Funds'  subadviser(s),
NFA is responsible for communicating performance expectations to, and evaluating the  performance  of a  subadviser  and  recommending  to the Board  whether new subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     On  April  30,  2007,  Nationwide  Financial  Services,  Inc.  ("Nationwide
Financial")  acquired from Nationwide  Corporation the "retail asset  management subsidiaries"  of NWD  Investment  Management,  Inc.,  which  includes NFA. As a result of the acquisition,  Nationwide Financial is restructuring NFA to operate primarily as a "Manager of Managers"  under which NFA,  rather than managing the
Funds directly, will instead oversee one or more subadvisers.

     As part  of  this  restructuring,  on  September  17,  2007,  Aberdeen  and
Nationwide  Financial,  NFA,  and  Nationwide  SA Capital  Trust  (collectively,
"Nationwide")  entered into a definitive Purchase Agreement under which Aberdeen agreed to  purchase  from  Nationwide  the active  equity  portfolio  management business of NFA and Nationwide SA Capital Trust (the  "Transaction").  Portfolio
managers,  analysts and support  personnel are included in the  Transaction,  as well as resources and technology. The Transaction closed on October 1, 2007 (the
"Closing").  Upon the Closing, and as per the Purchase Agreement,  NFA continued
to serve as the  investment  adviser  to the  Funds,  while  Aberdeen  commenced service as a subadviser to the Funds.

     Aberdeen was recommended  for a number of reasons,  including that the same portfolio  managers that currently manage the Funds before the Transaction would continue to manage the Funds after the  Transaction,  but do so as  employees of
Aberdeen,  and the same investment strategy that has been employed for the Funds under NFA will continue to be employed by Aberdeen.

     As described above, the portfolio managers and investment analysts for each of the Funds are identical  both prior to and after the  Transaction.  Moreover, the portfolio managers and analysts are expected to use the same trading systems and  investment  processes  they  currently  use but will do so as  employees of
Aberdeen rather than NFA.

     No material  changes have taken place or are anticipated in the composition of the Funds'  portfolios or in the investment  practices or techniques  used by the subadviser as a result of the Transaction.  Similarly, there are no material changes to the investment process or investment strategy. The nature and quality of the services which the subadviser  provided to the Funds are not  anticipated to change as a result of the Transaction.

     Based on the  foregoing  considerations,  NFA  decided  to  recommend  that
Aberdeen serve as subadviser to the Funds.

BOARD CONSIDERATIONS

     At a regular  meeting  of the Board on June 13,  2007,  the Board  reviewed
NFA's  recommendation  to enter  into a  subadvisory  agreement  with  Aberdeen, pursuant to which  Aberdeen  would serve as subadviser  to the Funds.  The Board reviewed the  memorandum  prepared by NFA that described in detail the basis for such recommendation and also reviewed the proposed  subadvisory  agreement among
NFA, the Trust, and Aberdeen. The Board inquired about the nature and quality of the  services  proposed  to be  provided  to  the  Funds,  including  Aberdeen's investment strategy and philosophy,  portfolio  management  personnel experience and  overall  performance.  The Board  noted that the  investment  strategy  and portfolio management personnel for the Funds would remain the same.

     The Board noted that as a Fund pays its entire advisory fee to NFA and NFA, in turn, pays the Fund's  subadviser a portion of that fee, the cost of services to each Fund will not change as a result of the retention of Aberdeen.

     Having  carefully  considered  NFA's  recommendation,  the  reasons for the recommendation and the information presented,  the Board, including the Trustees who are not  "interested  persons"  (as that term is defined  in the  Investment
Company Act of 1940 (the "1940 Act")) of NFA or Aberdeen,  unanimously  approved the  appointment of Aberdeen to serve as the new  subadviser for the Funds.  The appointment of Aberdeen as subadviser  took effect on October 1, 2007. The Board also approved the form of the new  subadvisory  agreement  among NFA, the Trust, and Aberdeen.  In doing so, the Board found that the compensation  payable under the  proposed  subadvisory  agreement  was fair and  reasonable  in light of the services to be provided  and the  expenses to be assumed by Aberdeen  under such agreement with respect to the Funds.

THE SUBADVISORY AGREEMENT

     The  subadvisory  agreement  with  Aberdeen,  dated  October  1,  2007 (the
"Agreement"), was approved by the Board on June 13, 2007. In accordance with the
Manager of Managers  Order,  the  Agreement  will not be submitted to the Funds'
shareholders  for  their  approval.  The  following  is a brief  summary  of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60-days written  notice  by NFA,  the  Trust on  behalf  of a Fund,  a  majority  of the outstanding voting securities of a Fund, or Aberdeen.  The Agreement  terminates automatically if assigned by any party.

     Fees. Under the Agreement,  the annual fee payable by NFA to Aberdeen (as a percentage  of each Fund's  average  daily net assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of each Fund's assets to Aberdeen and for  overseeing  and reviewing the performance  of Aberdeen.  Under the current  arrangement,  Aberdeen will manage each Fund's assets under the supervision of NFA.  Aberdeen is required to manage each Fund in  accordance  with each Fund's  investment  objective  and policies, subject to the supervision of NFA and the Board.

     Brokerage. Under the Agreement, Aberdeen is authorized to purchase and sell securities on behalf of each Fund through  brokers or dealers  Aberdeen  selects and to  negotiate  commissions  to be paid on such  transactions.  In doing  so,
Aberdeen  is  required to use  reasonable  efforts to obtain the most  favorable price and execution available but is permitted,  subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

     Indemnification.  Under the  Agreement,  Aberdeen  and its  affiliates  and controlling  persons  cannot be held liable to NFA, the Trust,  the Funds or the
Funds'  shareholders  in the absence of willful  misfeasance,  bad faith,  gross negligence  or  reckless  disregard  of its  duties  under  the  Agreement.  The
Agreement  provides that nothing in the Agreement,  however,  relieves  Aberdeen from any of its  obligations  under federal and state  securities laws and other applicable law.

     Aberdeen is required, under the Agreement, to indemnify NFA, the Trust, the
Funds and their respective  affiliates and controlling persons for any liability or expenses sustained by them as a result of Aberdeen's willful misfeasance, bad faith,  gross  negligence,  reckless  disregard  of its duties or  violation  of applicable  law.  The  Agreement  contains  provisions  pursuant to which NFA is required to indemnify  Aberdeen  for any  liability  and  expenses  which may be sustained as a result of NFA's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory  changes.  These provisions  include a requirement that Aberdeen establish  and maintain  written  proxy voting  procedures  in  compliance  with current,  applicable laws and regulations,  including,  but not limited to, Rule
30b1-4 under the 1940 Act.  Also, the provisions  include  language  required by
Rule  17a-10  under the 1940 Act that  permits  Aberdeen  to execute  securities transactions under limited  circumstances  through  broker-dealers  deemed to be affiliated  with the Funds,  subject to certain  prohibitions  on  consultations between Aberdeen and other subadvisers to funds affiliated with the Funds.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT ABERDEEN

     Aberdeen  is located  at 1735  Market  Street,  37th  Floor,  Philadelphia,
Pennsylvania  19103.  The  following  table  sets  forth the name and  principal occupation of each  principal  executive  officer and each director of Aberdeen.
The  address of each person  listed  below is 1735  Market  Street,  37th Floor,
Philadelphia, Pennsylvania 19103.

-------------------------------- ----------------------------------------
Name                             Title
-------------------------------- ----------------------------------------
Beverley Hendry                  Director, Vice President, Managing
                                 Director Latin American Operations
-------------------------------- ----------------------------------------
Martin James Gilbert             Director, Chairman
-------------------------------- ----------------------------------------
Susan Elizabeth Mullin           Director, Vice President, Head of
                                 Institutional Business Development
                                 Americas
-------------------------------- ----------------------------------------
Andrew Alasdair Smith            Director, Treasurer, Chief Financial
                                 Officer
-------------------------------- ----------------------------------------
Stephen Raymond Ilott            Director
-------------------------------- ----------------------------------------
Alan Robin Goodson               Vice President, Secretary
-------------------------------- ----------------------------------------
Christian Alexander Pittard      Director, Vice President
-------------------------------- ----------------------------------------
Gary William Bartlett            Director, Chief Executive Officer,
                                 Head of U.S. Fixed Income
-------------------------------- ----------------------------------------
Alexa Virata DiGiorgio           Director, Chief Compliance Officer
-------------------------------- ----------------------------------------
Jennifer Ann Nichols             Chief Compliance Officer, Vice
                                 President
-------------------------------- ----------------------------------------

     Aberdeen does not act as an investment adviser or investment subadviser for any other  series of the Trust  having a  similar  investment  objective  as the
Funds.

MORE ABOUT FEES AND EXPENSES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  October 31, 2006,  the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of October 1, 2007,  each Fund had issued and  outstanding the shares in the amounts as set forth in the table attached as Exhibit D.

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of a Fund.

     As of October 1, 2007, the Executive  Officers and Trustees of the Trust as
a group owned less than 1% of the outstanding shares of any class of each Fund.

     Although  shareholders  are not  being  asked  to vote on the  approval  of
Aberdeen as subadviser  to the Funds,  the Trust is required by the rules of the
SEC to summarize the voting rights of shareholders.  Whenever a matter affecting the Funds requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and  proxy/voting  instruction  forms will be sent to the Funds'  shareholders.  Each share of the Funds is entitled to one vote,  and each  fraction  of a share  is  entitled  to a  proportionate  fractional  vote.
Shareholders  will also be  permitted  to  revoke  previously  submitted  voting instructions  in accordance with  instructions  contained in the proxy statement sent to the Funds' shareholders.

     The foregoing  description of shareholder voting rights with respect to the
Funds is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Funds  is  required,  the  proxy  statement  sent  to shareholders  will fully  describe  the voting  rights of  shareholders  and the voting procedures that will be followed at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect wholly-owned  subsidiary of Nationwide Financial,  provides various administrative and accounting services, including daily valuation of the
Funds' shares,  preparation of financial statements, tax returns, and regulatory reports,  and  presentation of quarterly  reports to the Board of Trustees.  NFM also  serves as transfer  agent and  dividend  disbursing  agent for each of the
Funds.  Prior  to May 1,  2007,  Nationwide  SA  Capital  Trust  (then  known as
"Gartmore SA Capital Trust") served as administrator to the Funds,  although NFM
(which was then known as "Gartmore Investor Services,  Inc.") served as transfer agent.  The  address  for NFA,  NFD,  and NFM is 1200 River  Road,  Suite  1000,
Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct  majority-owned  subsidiary of Nationwide  Corporation.  As of
[date], all of the common stock of Nationwide  Corporation is held by Nationwide
Mutual (95.2%) and  Nationwide  Mutual Fire Insurance  Company  (4.8%),  each of which is a mutual company owned by its policy  holders.  The address for each of
Nationwide  Corporation,  Nationwide  Mutual  Insurance  Company and  Nationwide
Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Aberdeen, nor do any such Officers or Trustees own securities issued by Aberdeen or have any other material direct or indirect interest in Aberdeen.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                             By Order of the Board of Trustees of
                                             Nationwide Mutual Funds,

                                             Eric E. Miller, Secretary

November  [xx], 2007

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to Aberdeen (as a  percentage  of each Fund's average daily net assets) is set forth in the following table.

------------------------------------------------------ ---------------------------------------------------------
Fund Name                                              Subadvisory Fees
------------------------------------------------------ ---------------------------------------------------------
Nationwide Fund                                        0.30%  on assets up to $250 million;
                                                       0.29% on assets of $250 million up to $1 billion;
                                                       0.28% on assets of $1 billion and more but less than $2
                                                       billion
------------------------------------------------------ ---------------------------------------------------------
Nationwide Growth Fund                                 0.35%  on assets up to $250 million;
                                                       0.325% on assets of $250 million up to $1 billion;
                                                       0.30% on assets of $1 billion and more but less than $2
                                                       billion
------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Financial Services Fund              0.45% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Health Sciences Fund                 0.49% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Natural Resources Fund               0.41% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Technology and Communications Fund   0.50% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Hedged Core Equity Fund                     0.58% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Leaders Fund                                0.43% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Market Neutral Fund                         0.69% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth            0.08% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal  Allocations Fund: Moderate Growth  0.08% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate          0.08% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty         0.08% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive         0.08% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Fund                              0.45% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Core Fund                         0.54% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund         0.61% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Leaders Fund                      0.54% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Value Fund                        0.50% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                    0.41% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund         0.58% of average daily net assets
------------------------------------------------------ ---------------------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

------------------------------------------------------------ ---------------------------------------------------------
Fund Name                                                    Advisory Fees
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Fund                                              0.60% on assets up to $250 million;
Nationwide Growth Fund                                       0.575% on assets of $250 million and more but less than
                                                             $1 billion;
                                                             0.55% on assets of $1 billion and more but less than $2
                                                             billion;
                                                             0.525% on assets of $2 billion and more but less than
                                                             $5 billion;
                                                             0.50% for assets of $5 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Financial Services Fund(1)                 0.90% on assets up to $500 million;
                                                             0.85% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.80% for assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Health Sciences Fund(1)                    0.90% on assets up to $500 million;
                                                             0.85% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.80% for assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Natural Resources Fund(1)                  0.70% on assets up to $500 million;
                                                             0.65% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.60% on assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Global Technology and Communications Fund(1)      0.88% on assets up to $500 million;
                                                             0.83% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.78% for assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Hedged Core Equity Fund                           1.25% of average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Leaders Fund(1)                                   0.80% on assets up to $500 million;
                                                             0.70% on the next $2 billion in assets;
                                                             0.65% on assets of $2 billion or more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Market Neutral Fund                               1.25% of average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                  0.15% of the Fund's average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal  Allocations Fund: Moderate Growth        0.15% of the Fund's average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate                0.15% of the Fund's average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty               0.15% of the Fund's average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive               0.15% of the Fund's average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Fund                                    0.95% on assets up to $100 million;
                                                             0.80% on assets of $100 million and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Core Fund                               0.85% on assets up to $500 million;
                                                             0.75% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.70% for assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund               0.95% on assets up to $500 million;
                                                             0.85% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.80% for assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Leaders Fund                            0.95% of the Fund's average daily net assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Small Cap Value Fund                              0.95% on assets up to $500 million;
                                                             0.85% on assets of $500 million and more but less than
                                                             $2 billion;
                                                             0.80% for assets of $2 billion and more
------------------------------------------------------------ ---------------------------------------------------------
Nationwide U.S. Growth Leaders Fund(2)                       0.90% on assets up to $500 million;
                                                             0.80% on the next $1.5 billion in assets;
                                                             0.80% on the next $1.5 billion in assets
------------------------------------------------------------ ---------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund               1.50% on assets up to $250 million;
                                                             1.25% on assets of $250 million and more
------------------------------------------------------------ ---------------------------------------------------------

(1) Performance  Fees for the Nationwide  Global  Technology and  Communications
Fund;   Nationwide  Global  Health  Sciences  Fund;   Nationwide  Leaders  Fund;
Nationwide  Global  Natural  Resources  Fund; and  Nationwide  Global  Financial
Services Fund.

The base advisory fee for each of these Funds,  as set forth above,  is adjusted each quarter  beginning one year after  implementation  of the Performance  Fee, depending upon a Fund's  investment  performance for the 12 months preceding the end of that month  relative to the  investment  performance  of each  respective
Fund's  benchmark as listed below. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint,  based upon whether a Fund has out-performed or under-performed its respective  benchmark (using the performance of each such Fund's Class A Shares to measure), by more or less than a maximum of 500 basis  points  over the  preceding  rolling 12 month  period as follows:

         +/- 100 bps under/outperformance             2bps
         +/- 200 bps under/outperformance             4bps
         +/- 300 bps under/outperformance             6bps
         +/- 400 bps under/outperformance             8bps
         +/- 500 bps or more under/outperformance     10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Fund's  value in effect at the close of  business on the record date for the payment of such  distributions  and the date on which  provision is made for such taxes,  after giving  effect to such  distribution,  dividends and taxes.

Benchmark Index Performance:
The  performance of each respective  benchmark  Index for a calculation  period, expressed as a percentage of each Index, at the beginning of such period will be the sum of: (1) the change in the level of the Index during such period; and (2)
the value, as calculated consistent with the Index, of cash distributions having an ex-dividend  date during such period made by those companies whose securities comprise the Index. For this purpose,  cash distributions on the securities that comprise  the Index will be treated as if they were  reinvested  in the Index at least as frequently as the end of each calendar quarter following payment of the dividend.

Benchmark Indices:

1.  Nationwide Global Technology and
    Communications Fund                          Goldman Sachs Technology Composite Index
2.  Nationwide Global Health Sciences Fund       Goldman Sachs Health Care Index
3.  Nationwide Leaders Fund                      S&P 500 Index
4.  Nationwide Global Natural Resources Fund     Goldman Sachs Natural Resources Index
5.  Nationwide Global Financial Services Fund    MSCI World Financial Index

(2) Performance fee for the Nationwide U.S. Growth Leaders Fund

     The base advisory fee listed above is adjusted each quarter,  beginning one year after  commencement  of  operations,  depending  on the  Fund's  investment performance for the 36 months  preceding the end of that month,  relative to the investment performance of the Fund's benchmark,  the S&P 500 Index. The base fee is either  increased or decreased by the following  amounts at each  breakpoint, based on whether the Fund has out- or under-performed  the S&P 500 Index by more or less than 1200 basis points over the preceding rolling 36 month period:

For assets up to $500 million                +/- 22 basis points
Next $1.5 billion in assets                  +/- 18 basis points
Assets of $2 billion and more                +/- 16 basis points

The investment  performance of the Nationwide  U.S.  Growth Leaders Fund will be the sum of: (1) the change in the Fund's value during such period; (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend  date during such  calculation  period;  and (3) the value of any capital  gains  taxes  paid  or  accrued  during  such  calculation  period  for undistributed  realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share  paid  from  investment  income  and of  capital  gains  taxes  per  share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on  which  provision  is made  for  such  taxes,  after  giving  effect  to such distribution, dividends and taxes.

S&P 500 Index Performance:

The  performance of the S&P 500 Index for a calculation  period,  expressed as a percentage of the S&P 500 Index, at the beginning of such period will be the sum of: (1) the change in the level of the S&P 500 Index during such period; and (2)
the  value,   as  calculated   consistent  with  the  S&P  500  Index,  of  cash
distributions  having an  ex-dividend  date  during  such  period  made by those companies whose securities  comprise the S&P 500 Index.  For this purpose,  cash distributions  on the securities that comprise the S&P 500 Index will be treated as if they were  reinvested  in the S&P 500 Index at least as  frequently as the end of each calendar quarter following payment of the dividend.

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the  investment  advisory fees paid by each Fund to NFA for the fiscal year ended October 31, 2006.  The amount  indicated is net of waivers.

----------------------------------------------------- ---------------------
                           Fund                       Advisory Fees ($)
----------------------------------------------------- ---------------------
Nationwide Fund                                           7,369,230
----------------------------------------------------- ---------------------
Nationwide Growth Fund                                    1,355,471
----------------------------------------------------- ---------------------
Nationwide Global Financial Services Fund(1)               272,215
----------------------------------------------------- ---------------------
Nationwide Global Health Sciences Fund                     231,451
----------------------------------------------------- ---------------------
Nationwide Global Natural Resources Fund                   348,236
----------------------------------------------------- ---------------------
Nationwide Global Technology and Communications Fund        58,745
----------------------------------------------------- ---------------------
Nationwide Hedged Core Equity Fund                          1,362
----------------------------------------------------- ---------------------
Nationwide Leaders Fund                                     86,742
----------------------------------------------------- ---------------------
Nationwide Market Neutral Fund                              1,294
----------------------------------------------------- ---------------------
Nationwide Optimal Allocations Fund: Growth                   0
----------------------------------------------------- ---------------------
Nationwide Optimal  Allocations Fund: Moderate Growth         0
----------------------------------------------------- ---------------------
Nationwide Optimal Allocations Fund: Moderate                 0
----------------------------------------------------- ---------------------
Nationwide Optimal Allocations Fund: Specialty                0
----------------------------------------------------- ---------------------
Nationwide Optimal Allocations Fund: Defensive(2)            n/a
----------------------------------------------------- ---------------------
Nationwide Small Cap Fund                                 1,722,854
----------------------------------------------------- ---------------------
Nationwide Small Cap Core Fund                                0
----------------------------------------------------- ---------------------
Nationwide Small Cap Growth Opportunities Fund                0
----------------------------------------------------- ---------------------
Nationwide Small Cap Leaders Fund                          226,193
----------------------------------------------------- ---------------------
Nationwide Small Cap Value Fund                               0
----------------------------------------------------- ---------------------
Nationwide U.S. Growth Leaders Fund                       1,368,250
----------------------------------------------------- ---------------------
Nationwide U.S. Growth Leaders Long-Short Fund            1,228,120
----------------------------------------------------- ---------------------

(1) NWD Management & Research Trust (formerly,  Gartmore Global Asset Management
Trust) was the Fund's adviser until  September 29, 2006 when it transferred  all of its  investment  advisory  responsibilities  to Gartmore  Mutual Fund Capital
Trust, its wholly-owned subsidiary (now known as NFA). Fees stated include those earned by NWD Management & Research Trust.

(2) Fund commenced operations on December 15, 2006.

                                    EXHIBIT D

     As of [October __, 2007],  each Fund had issued and  outstanding the shares in the amount set forth in the table attached below.

----------------------------------------------------- ----------------------------
                            Fund                      Number of Shares Outstanding
----------------------------------------------------- ----------------------------
Nationwide Fund
          Class A
          Class B
          Class C
          Class D
          Class R
          Institutional Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Global Financial Services Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Global Health Sciences Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Global Natural Resources Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Global Technology and Communications Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Growth Fund
          Class A
          Class B
          Class C
          Class D
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Hedged Core Equity Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Leaders Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Market Neutral Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Optimal Allocations Fund: Defensive
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Optimal Allocations Fund: Growth
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Optimal Allocations Fund: Moderate Growth
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Optimal Allocations Fund: Moderate
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Optimal Allocations Fund: Specialty
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Small Cap Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Small Cap Core Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Small Cap Growth Opportunities Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Small Cap Leaders Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide Small Cap Value Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide U.S. Growth Leaders Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Institutional Service Class
          Total
----------------------------------------------------- ----------------------------
Nationwide U.S. Growth Leaders Long-Short Fund
          Class A
          Class B
          Class C
          Class R
          Institutional Class
          Total
----------------------------------------------------- ----------------------------

                                    EXHIBIT E

As of [October __, 2007],  to the Trust's  knowledge,  no person,  except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class (collectively, the "shares") of a
Fund:

      Name and Address                     Amount and Nature of Voting
                                               and Investment Power

     [INSERT TABLE]